Exhibit 10.2


                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 6th day of December, 2004,

AMONG:

                  BIB HOLDINGS, LTD., D/B/A INCODE CORPORATION, a company formed pursuant to the laws of the State of Nevada ("Nevada Incode") and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 (the "Purchaser")

AND:

                  INCODE CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 ("Delaware Incode")

AND:

                  INTRANCE CORPORATION, a wholly-owned subsidiary of the Purchaser formed pursuant to the laws of the State of Delaware and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 ("Intrance")

AND:

                  CANDENT CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at PO Box 284, Mount Arlington, New Jersey 07856 ("Seller")

WHEREAS, Purchaser and Seller are parties to the Asset Purchase Agreement, dated as of September 1, 2004, as amended (the "Purchase Agreement");

WHEREAS, the parties wish to amend certain provisions of the Purchase Agreement, but wish to have the Purchase Agreement continue in full force and effect, as amended;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

The Preamble of the Purchase Agreement is hereby amended to read in its entirety as follows:

         "AMONG:

                           BIB HOLDINGS, LTD., D/B/A INCODE CORPORATION, a company formed pursuant to the laws of the State of Nevada ("Nevada Incode") and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 (the "Purchaser")

         AND:

                           INCODE CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 ("Delaware Incode")

         AND:

                           INTRANCE CORPORATION, a wholly-owned subsidiary of the Purchaser formed pursuant to the laws of the State of Delaware and having an office for business located at 111 Howard Blvd, Suite 108, Mount Arlington, New Jersey 07856 ("Intrance")

         AND:

                           CANDENT CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at PO Box 284, Mount Arlington, New Jersey 07856 ("Seller")


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

         WHEREAS, Delaware Incode is the surviving entity of a recent merger with BIB Acquisition, Inc., a wholly-owned subsidiary of the Purchaser, and Delaware Incode is currently a wholly-owned subsidiary of the Purchaser;

         WHEREAS, Delaware Incode, Intrance and Seller are parties to the Asset Purchase Agreement, dated as of September 1, 2004, as amended (the "Purchase Agreement");

         WHEREAS, the parties wish to amend certain provisions of the Purchase Agreement, but wish to have the Purchase Agreement continue in full force and effect, as amended;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:"

Article VI of the Purchase Agreement is hereby amended to include the following additional Section 6.6:

         "Section 6.6      Administration of Assets.

         Purchaser, Delware Incode and Intrance shall cause all commercial activity relating to the assets acquired hereunder to be administered through Intrance such that the parties hereto can readily calculate the operating income of Intrance relative to the dividend provisions of
         Section 2.5 hereof and the Subsidiary Preferred Stock. Purchaser shall provide Seller, on a monthly or more frequent basis, with the summary financial statements of Intrance."

This Agreement shall be governed by all other terms and conditions of the Purchase Agreement, which remains in full force and effect except as otherwise provided herein.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.


                                       BIB HOLDINGS, LTD.


                                       By: /s/ Jim Grainer
                                           ----------------------------
                                           Jim Grainer
                                           President and Chief Financial Officer

                                       INCODE CORPORATION


                                       By: /s/ Jim Grainer
                                           ----------------------------
                                           Jim Grainer
                                           President and Chief Financial Officer


                                       INTRANCE CORPORATION


                                       By: /s/ Jim Grainer
                                           ----------------------------
                                           Jim Grainer
                                           President and Chief Financial Officer


                                       CANDENT CORPORATION


                                       By: /s/ Rachael Kreisler
                                           ----------------------------
                                           Rachael Kreisler
                                           President


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